Note 17 - Pension Plan - Net Periodic Pension Cost (Details) - Pension Plan [Member] $ in Thousands	12 Months Ended
Dec. 31, 2016 USD ($)
Gross employer service cost	$ 1,378
Plan participant contributions	(336)
Interest cost on service cost	34
Employer's service cost	1,076
Interest cost	794
Expected net return on plan assets	(787)
Other costs	168
Total employer's pension expense	$ 1,251